NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF CORPORATE COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: January __, 2018

Amended and Restated: February __, 2018

$[*]

AMENDED AND RESTATED CONVERTIBLE NOTE

THIS AMENDED AND RESTATED CONVERTIBLE NOTE is one of a series of duly authorized and validly issued Convertible Notes of Hancock Jaffe Laboratories, Inc., a Delaware corporation (the “Company”), having its principal place of business at 70 Doppler Irvine, California, 92618 (this Note, the “Note” and, collectively with the other Notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to [*] or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $[*] together with interest thereon on May 15, 2018 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note shall bear interest in accordance with Section 2. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any limited liability company or other action for the purpose of effecting any of the foregoing.

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“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(d)(vi).

“Common Stock” means shares of the Company’s common stock, par value $0.00001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 6(a).

“New York Courts” shall have the meaning set forth in Section 7(d).

“Note Register” shall have the meaning set forth in Section 2.

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of January 5, 2018, by and among the Company and the Holders signatory thereto, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” shall have the meaning set forth in the preamble legend to this Note.

“Share Delivery Date” means, subject to Sections 4(d)(i) and (ii), five (5) Business Days after the applicable Conversion Date.

“Trading Day” means a day on which the principal Trading Market is open for trading.

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“Trading Market” means any of the following markets or exchanges on which the Common Stock (or an equivalent thereof) is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the Pink OTC Markets (or any successors to any of the foregoing).

Section 2. Interest; Prepayment. The Company acknowledges and agrees that this Note shall bear interest at a rate of fifteen percent (15%) per annum, to be paid quarterly in cash on the last Trading Day of each fiscal quarter. Regularly scheduled interest payments shall be made on this Note. All payments hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). At the discretion of the Company, the Principal Amount and unpaid accrued interest of this Note may be prepaid at anytime, provided that written notice is provided to the Holder at least fifteen (15) days in advance of the prepayment.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, that the minimum principal amount of any replacement Note shall be $50,000.00. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations to successor Holders who provide the same investment representations to the Company.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary and Mandatory Conversion.

i. At any time after the Original Issue Date until the Maturity Date, the outstanding principal amount of this Note, plus all accrued but unpaid interest (the “Accreted Value”) shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time, at the Conversion Price specified in Section 3(b)(i) below and in the manner specified in Section 3(d)(ii) below. The Holder shall effect any conversion pursuant to this Section 4(a)(i) by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein, among other things, the date on which such conversion shall be effected (such date, the “Voluntary Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall be required to physically surrender this Note to the Company. The Company may deliver an objection to any Notice of Conversion within two (2) Business Days of delivery of such Notice of Conversion.

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ii. If on or prior to the Maturity Date, the Company consummates its initial public offering of its Common Stock pursuant to the Securities Act (the “IPO”), the entire Accreted Value of this Note shall be converted into shares of Common Stock at the Conversion Price specified in Section 3(b)(ii) below and in the manner specified in Section 3(d)(iii) below.

b) Conversion Price.

i. The Conversion Price in effect on a Voluntary Conversion Date in connection with a voluntary conversion pursuant to Section 4(a)(i) shall be $12.00.

ii. The Conversion Price in effect on an IPO Conversion Date (as defined below) in connection with a mandatory conversion pursuant to Section 4(a)(ii) shall be the lesser of (A) $12.00 or (B) the product equal to the price per share of Common Stock sold in the Company’s IPO, multiplied by 70%.

c) Adjustments to Conversion Price.

i. In the event the Company (i) makes a distribution or distributions on shares of Common Stock payable in Common Stock (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding Common Stock into a larger number of Common Stock, (iii) combines (including by way of a reverse split) outstanding Common Stock into a smaller number of Common Stock or (iv) issues, in the event of a reclassification of Common Stock, any Common Stock of the Company, then the Conversion Price shall be adjusted by multiplying the Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of members entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

ii. If at any time or from time to time after the issuance date of this Note there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions, or a reclassification, exchange or substitution of shares), or a merger or consolidation of the Company with or into another corporation where the holders of the Company’s outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the conversion price shall be made if necessary and provision shall be made if necessary (by adjustments of the conversion price or otherwise) so that, upon any subsequent conversion of this Note, the Holder shall have the right to receive, in lieu of Conversion Shares, the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4(a) with respect to the rights of the Holder after the Organic Change to the end that the provisions of Section 4(a) (including any adjustment in the conversion price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

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d) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the Accreted Value by (y) the Conversion Price.

ii. Mechanics of Voluntary Conversion. In connection with a conversion by the Company pursuant to Section 4(a)(i), the Company shall provide Holder the Notice of Conversion in accordance with Section 4(a)(i). Upon receipt of the notice from the Company, this Note shall automatically, and without any further action on the part of the Holder and whether or not the Note is surrendered to the Company, be converted into shares of Common Stock at the Conversion Price specified in Section 4(b)(i) above. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless this Note is either delivered to the Company or the Holder notifies the Company that this Note been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such loss, theft or destruction. Upon receipt by the Company of this Note or an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such loss, theft or destruction, the Company at its expense shall, as soon as practicable thereafter, issue and deliver at such office to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the shares of Common Stock to which such Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been upon the date specified in the Notice of Conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of such date. Notwithstanding the foregoing, if the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, the Company may credit such aggregate number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at custodian system.

ii. Mechanics of Mandatory Conversion. Upon a mandatory conversion pursuant to Section 4(a)(ii), the Accreted Value shall automatically, and without any further action on the part of the Holder and whether or not the Note is surrendered to the Company, be converted into shares of Common Stock at the Conversion Price specified in Section 4(b)(ii) above on the consummation of the IPO (the “IPO Conversion Date” and together with the Voluntary Conversion Date, the “Conversion Date”). The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such mandatory conversion unless this Note is either delivered to the Company or the Holder notifies the Company that this Note been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such loss, theft or destruction. Upon receipt by the Company of this Note or an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such loss, theft or destruction, the Company at its expense shall, as soon as practicable thereafter, issue and deliver at such office to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the shares of Common Stock to which such Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been upon the completion of the IPO, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Notwithstanding the foregoing, if the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, the Company may credit such aggregate number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at custodian system.

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iv. Failure to Deliver Certificates. Except in the case of a mandatory conversion in connection with Section 4(a)(ii), in the case a Notice of Conversion is issued by the Holder to the Company, and such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Notice of Conversion.

v. Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default (as defined below) pursuant to Section 6 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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vi. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion at IPO. Subject to Sections 4(d)(i) and (ii), in addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Sections 4(d)(i) and (ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock, to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Sections 4(d)(i) and (ii). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

vii. Fractional Common Shares. No fractional shares of Common Stock shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share of Common Stock.

Section 5. Negative Covenants.

Except as set forth in the Disclosure Schedules and exhibits thereto attached to the Purchase Agreement, as long as at least thirty-three percent (33%) of the aggregate Principal Amount of the Notes issued pursuant to the Purchase Agreement remains outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

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a) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

b) pay cash dividends or distributions on any equity securities of the Company;

c) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

d) enter into any agreement with respect to any of the foregoing.

Section 6. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within fifteen (15) Trading Days;

ii. the Company shall fail to observe or perform any other material covenant or agreement contained in the Notes which failure is not cured, if possible to cure, within the earlier to occur of (A) fifteen (15) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and thirty (30) Trading Days after receipt of written notice thereof;

iii. any material representation or warranty made in this Note or any other Transaction Documents shall be untrue or incorrect in any material respect as of the date when made that would cause a Material Adverse Effect;

iv. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a bankruptcy event; or

v. following the date the Company initially becomes a reporting company pursuant to the Exchange Act and its shares of Common Stock are listed on a Trading Market, the Common Stock shall subsequently not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within ten (10) Trading Days.

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b) Remedies Upon Event of Default. If any Event of Default occurs and is continuing before the Maturity Date, the outstanding principal amount of this Note, plus liquidated damages, interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash. Commencing fifteen (15) Trading Days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the Principal Amount on this Note shall increase twenty percent (20%). Upon the payment in full, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. If this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note the Company shall be obligated and pay reasonable attorneys’ fees in connection with such collection, enforcement or action.

Section 7. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other e-mail address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 7(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address, or address of the Holder appearing on the signature pages attached to the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the email address set forth on the signature pages attached to the Purchase Agreement prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth on the signature pages attached to the Purchase Agreement on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

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c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Amendment. This Note may be modified or amended or the provisions hereof waived in accordance with the Purchase Agreement. This Note amends and restates in its entirety the Convertible Note issued to Holder on January __, 2018 which is hereby superseded in its entirety by the terms hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

Hancock Jaffe Laboratories, Inc.

By:
Name:	William Abbott
Title:	Chief Financial Officer

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert the principal under the Convertible Note (the “Note”) of Hancock Jaffe Laboratories, Inc., a Delaware corporation (the “Company”), into shares of Common Stock of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Note.

Conversion Price: ________________________________________________________________

Date to Effect Conversion: __________________________________________________________

Accreted Value to be Converted: _____________________________________________________

Number of shares of Common Stock to be issued: ________________________________________

Cash to be paid to Holder: __________________________________________________________

Signature: ______________________________________________________________________

Name: _________________________________________________________________________

Address for Delivery of Common Share Certificates: ______________________________________

Or

DWAC Instructions: ______________________________________________________________

Broker No: ______________________________________________________________________

Account No: ____________________________________________________________________